Quarterly Report
July 31, 2019
MFS®  Utilities Fund

Portfolio of Investments
7/31/19 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 92.3%
Cable TV – 6.5%
Altice USA, Inc. (a)	2,850,179	$73,563,120
Charter Communications, Inc., “A” (a)	96,293	37,109,396
Comcast Corp., “A”	1,612,869	69,627,555
NOS, SGPS S.A.	5,038,027	31,310,993
		$211,611,064
Energy - Independent – 2.1%
AltaGas Ltd. (l)	3,031,214	$46,416,756
Enable Midstream Partners LP	678,999	9,458,456
Western Midstream Partners LP	436,199	11,777,373
		$67,652,585
Natural Gas - Distribution – 4.7%
China Resources Gas Group Ltd.	8,248,000	$42,039,971
NiSource, Inc.	1,168,673	34,697,902
Sempra Energy	569,468	77,123,051
		$153,860,924
Natural Gas - Pipeline – 12.1%
APA Group	1,754,766	$13,206,829
Cheniere Energy, Inc. (a)	861,789	56,145,553
Enbridge, Inc.	1,547,491	51,684,652
Enterprise Products Partners LP	2,622,796	78,972,387
EQM Midstream Partners LP	965,925	37,197,772
Equitrans Midstream Corp.	991,687	16,452,087
Plains All American Pipeline LP	1,067,817	25,392,688
TC Energy Corp.	1,533,841	75,099,868
Williams Cos., Inc.	1,670,695	41,165,925
		$395,317,761
Telecommunications - Wireless – 9.1%
Advanced Info Service Public Co. Ltd.	4,775,300	$33,072,310
American Tower Corp., REIT	250,281	52,964,465
Cellnex Telecom S.A.	931,025	34,723,622
KDDI Corp.	1,097,700	28,663,636
Millicom International Cellular S.A.	62,573	3,207,492
Millicom International Cellular S.A., SDR	723,154	37,185,965
Mobile TeleSystems PJSC, ADR	2,165,746	17,694,145
Rogers Communications, Inc.	467,648	24,275,318
Tele2 AB, “B”	3,200,982	45,741,722
Vodafone Group PLC	10,598,375	19,302,737
		$296,831,412
Telephone Services – 3.3%
Hellenic Telecommunications Organization S.A.	1,915,144	$26,373,601
Koninklijke KPN N.V.	6,167,263	17,578,279
PT XL Axiata Tbk (a)	61,832,625	14,156,110
Telesites S.A.B. de C.V. (a)	11,816,800	7,041,829
TELUS Corp.	1,232,707	44,309,456
		$109,459,275
Utilities - Electric Power – 54.5%
AES Corp.	2,618,650	$43,967,133
American Electric Power Co., Inc.	922,272	80,984,704
Avangrid, Inc.	128,811	6,511,396
CenterPoint Energy, Inc.	2,634,467	76,425,888

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – continued
Clearway Energy, Inc.	792,816	$13,612,651
Dominion Energy, Inc.	544,799	40,473,118
Duke Energy Corp.	421,274	36,532,881
Edison International	827,691	61,696,087
EDP Renovaveis S.A.	17,044,549	175,097,969
Emera, Inc. (l)	830,530	34,484,804
Enel S.p.A	12,042,219	82,527,243
Energias de Portugal S.A.	8,805,664	32,176,042
Entergy Corp.	942,151	99,509,989
Equatorial Energia S.A.	798,700	19,777,313
Evergy, Inc.	1,033,196	62,498,026
Exelon Corp.	3,244,108	146,179,506
FirstEnergy Corp.	2,970,040	130,592,659
Iberdrola S.A.	7,683,720	72,801,708
National Grid PLC	3,202,946	32,920,094
Neoenergia S.A.	2,260,700	10,804,871
NextEra Energy Partners LP	782,929	38,081,667
NextEra Energy, Inc.	620,451	128,538,834
NRG Energy, Inc.	1,691,261	57,739,650
NTPC Ltd.	8,477,178	15,596,233
Public Service Enterprise Group, Inc.	1,740,475	99,468,146
RWE AG	1,668,524	45,135,303
SSE PLC	3,872,568	51,716,778
Vistra Energy Corp.	3,999,127	85,821,265
		$1,781,671,958
Total Common Stocks		$3,016,404,979
Convertible Preferred Stocks – 5.9%
Natural Gas - Distribution – 1.7%
Sempra Energy, 6%	172,694	$19,196,665
Sempra Energy, 6.75%	173,133	19,295,673
South Jersey Industries, Inc., 7.25%	306,488	16,424,692
		$54,917,030
Utilities - Electric Power – 4.2%
American Electric Power Co., Inc., 6.125%	56,750	$3,091,740
CenterPoint Energy, Inc., 7%	489,898	25,038,687
Dominion Energy, Inc., 6.75%	711,067	35,695,563
Dominion Energy, Inc., 7.25%	235,146	23,629,821
NextEra Energy, Inc., 6.123%	737,796	48,746,182
		$136,201,993
Total Convertible Preferred Stocks		$191,119,023
Investment Companies (h) – 1.7%
Money Market Funds – 1.7%
MFS Institutional Money Market Portfolio, 2.31% (v)	56,375,349	$56,375,349
Collateral for Securities Loaned – 1.2%
JPMorgan U.S. Government Money Market Fund, 2.25% (j)	39,379,662	$39,379,662

Other Assets, Less Liabilities – (1.1)%		(36,404,507)
Net Assets – 100.0%		$3,266,874,506
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $56,375,349 and $3,246,903,664, respectively.

Portfolio of Investments (unaudited) – continued
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
SDR	Swedish Depository Receipt
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
SEK	Swedish Krona
Derivative Contracts at 7/31/19
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	13,124,189	CAD	17,152,881	Deutsche Bank AG	10/11/2019	$110,784
USD	171,001,239	CAD	223,471,469	Merrill Lynch International	10/11/2019	1,459,772
USD	2,654,303	CAD	3,458,527	Morgan Stanley Capital Services, Inc.	10/11/2019	30,416
USD	23,045,707	EUR	20,418,192	BNP Paribas S.A.	10/11/2019	311,140
USD	205,271,995	EUR	181,726,059	Citibank N.A.	10/11/2019	2,929,725
USD	100,550,028	EUR	88,540,407	Deutsche Bank AG	9/17/2019	2,160,033
USD	64,305,929	GBP	51,228,967	Deutsche Bank AG	10/11/2019	1,789,174
USD	5,365,814	GBP	4,285,000	Merrill Lynch International	10/11/2019	136,657
USD	53,063,779	SEK	499,972,233	Citibank N.A.	10/11/2019	1,039,847
						$9,967,548
Liability Derivatives
EUR	1,032,512	USD	1,167,039	Citibank N.A.	10/11/2019	$(17,392)
EUR	1,688,830	USD	1,914,260	Morgan Stanley Capital Services, Inc.	10/11/2019	(33,838)
						$(51,230)
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
7/31/19 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk).

Supplemental Information (unaudited) – continued
Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of July 31, 2019 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,021,400,355	$—	$—	$2,021,400,355
Canada	276,270,853	—	—	276,270,853
Portugal	175,097,969	63,487,035	—	238,585,004
Spain	—	107,525,330	—	107,525,330
United Kingdom	—	103,939,609	—	103,939,609
Sweden	40,393,457	45,741,722	—	86,135,179
Italy	—	82,527,243	—	82,527,243
Germany	—	45,135,303	—	45,135,303
China	42,039,971	—	—	42,039,971
Other Countries	97,287,992	106,677,163	—	203,965,155
Mutual Funds	95,755,011	—	—	95,755,011
Total	$2,748,245,608	$555,033,405	$—	$3,303,279,013
Other Financial Instruments
Forward Foreign Currency Exchange Contracts - Assets	$—	$9,967,548	$—	$9,967,548
Forward Foreign Currency Exchange Contracts - Liabilities	—	(51,230)	—	(51,230)
For further information regarding security characteristics, see the Portfolio of Investments.
(2) Securities Lending Collateral
At July 31, 2019, the value of securities loaned was $48,788,063. These loans were collateralized by cash of $39,379,662 and U.S. Treasury Obligations (held by the lending agent) of $10,759,464.
(3) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$63,836,853	$467,150,912	$474,625,156	$7,521	$5,219	$56,375,349
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,656,979	$—

(4) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of July 31, 2019, are as follows:
United States	63.7%
Canada	8.5%
Portugal	7.3%
Spain	3.3%
United Kingdom	3.2%
Sweden	2.6%
Italy	2.5%
Germany	1.4%
China	1.3%
Other Countries	6.2%
The issuer country weighting percentages include both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.